                                                                    EXHIBIT 4.12
                                                                  EXECUTION COPY

               FOURTH AMENDMENT AND WAIVER TO THE CREDIT AGREEMENT

          FOURTH AMENDMENT AND WAIVER TO THE CREDIT AGREEMENT, dated as of March 28, 2002 (this "Amendment"), to the Amended and Restated Credit and Guarantee Agreement and other Loan Documents where applicable, dated as of September 29, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Exide Technologies, a Delaware corporation (the "Company"), the Borrowing Subsidiaries signatories thereto, the Guarantors signatories thereto, the several lenders from time to time parties thereto (the "Lenders"), Credit Suisse First Boston, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, and others.

                             PRELIMINARY STATEMENTS

          (1) Pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers.

          (2) The Credit Agreement has been amended by (i) an Amendment dated as of June 20, 2001 (the "First Amendment"), (ii) a Second Amendment dated as of October 31, 2001 (the "Second Amendment") and (iii) a Third Amendment and Waiver to the Credit Agreement dated as of December 28, 2001 (the "Third Amendment") (the First Amendment, Second Amendment, Third Amendment, this Amendment and any future amendments as supplemented hereto shall hereinafter be collectively referred to as the "Amendment Documents").

          (3) The Company has advised the Lenders that the Borrowers may be unable to make the payments of principal due and payable on March 31, 2002 and the payments of interest due and payable on March 28, 2002 and April 4, 2002 and have requested that the Lenders amend the Credit Agreement to defer the due date for such payments until April 15, 2002 and to permit certain asset sales prior to April 15, 2002.

          (4) The Lenders are willing to consent to such amendments upon and subject to the terms and conditions hereinafter set forth, notwithstanding any of the provisions contained in the Credit Agreement and the Loan Documents, as amended, supplemented or otherwise modified heretofore.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          SECTION 2. Amendments to Credit Agreement. On the Effective Date (as hereinafter defined) the Credit Agreement shall be amended as follows:

                          Fourth Amendment and Waiver

          (a) Deferral of Principal and Interest. The Credit Agreement is hereby amended so that (i) the payments of principal due from the Borrowers on March 31, 2002 (the "Deferred Principal Payments") and (ii) the payments of interest due from the Borrowers on March 28, 2002 and April 4, 2002 (the "Deferred Interest Payments" and together with the Deferred Principal Payments, the "Deferred Payments") shall be deferred so as to become due and payable on April 15, 2002, provided, however, that, the Deferred Payments shall accrue interest at the applicable default rates provided for pursuant to Section 3.8(d) of the Credit Agreement and such interest and the Deferred Payments shall become due and payable on April 15, 2002. Any Deferred Payments (and interest accrued thereon) that are not otherwise paid when due shall, at the election of any Lender, be capitalized and be treated for all purposes thereafter as unpaid principal Obligations.

          (b) Permission to Sell Assets. Notwithstanding anything to the contrary in the Credit Agreement, for the period from the Effective Date (as hereinafter defined) until April 15, 2002, and so long as no Event of Default shall have occurred and be continuing, the Company shall be permitted to Dispose of assets having a fair market value not to exceed $10,000,000 without any requirement to prepay Loans in accordance with Section 3.5(b) of the Credit Agreement, provided, however, that any such Disposition is subject to the prior written consent of the Administrative Agent, in consultation with the Steering Committee.

          SECTION 3. Authority to Release Liens. The Administrative Agent is hereby irrevocably authorized by each of the Lenders to release any Lien covering any Property of the Company or any of its Subsidiaries that is the subject of a Disposition which is permitted by Section 2(b) above.

          SECTION 4. Waiver. Subject to the occurrence of the Effective Date (as hereinafter defined), solely for the period (the "Waiver Period") commencing on the Effective Date (as hereinafter defined) through April 15, 2002 (the "Waiver Termination Date"), and solely for the purpose of allowing the Borrowers to obtain extensions of credit under the Revolving Credit Facility during the Waiver Period, the Lenders hereby agree to waive any Defaults or Events of Default (other than any Event of Default specified in clause (i) or (ii) of Section 9(f)) that have occurred and are in existence on the Effective Date (as hereinafter defined). On the Waiver Termination Date, without any further action by the Administrative Agent and the Lenders, all of the terms and provisions set forth in the Credit Agreement that are waived hereunder shall have the same force and effect as if this Amendment had not been entered into by the parties hereto, and the Administrative Agent and the Lenders shall have all of the rights and remedies afforded to them under the Credit Agreement as though no waiver had been granted by them hereunder and any Defaults or Events of Default that otherwise would have continued during the Waiver Period shall be in existence unless otherwise expressly waived.

          SECTION 5. Conditions to Effectiveness. This Amendment shall be effective on the date on which the Administrative Agent shall have signed the Amendment and all of the following conditions precedent have been satisfied (the "Effective Date"):

          (a) The Administrative Agent shall have received (i) this Amendment, executed and delivered by a duly authorized officer of each of the Borrowers party to the Credit

                          Fourth Amendment and Waiver

Agreement and (ii) counterparts of the Consent appended hereto (the "Consent") executed by each Guarantor for which the Administrative Agent, in consultation with the Steering Committee, shall have requested such executed counterpart.

          (b) The Administrative Agent shall have received this Amendment, executed by the Required Lenders, or as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, provided, however, that, Section 2(a) of the Amendment shall become effective only when the Administrative Agent shall have received this Amendment, executed by all of the Lenders directly affected thereby.

          (c) The Company shall have paid all accrued fees and expenses of the Administrative Agent in connection with this Amendment and the Loan Documents, including but not limited to the accrued and unpaid fees described in Section 3.2(g) of the Credit Agreement and fees and expenses of counsel (including local counsel in foreign jurisdictions) and financial advisor to the Administrative Agent and the Steering Committee.

          (d) After giving effect to the Amendment, no Default or Event of Default shall have occurred and be continuing, and the representations and warranties contained in each of the Loan Documents shall be correct in all material respects as though made on and as of the Effective Date.

          (e) The Administrative Agent shall have received a certificate of the Chief Financial Officer of the Company confirming satisfaction of the conditions specified in paragraph (c) above.

          (f)  The Administrative Agent shall have received certified copies of
(i) the resolutions of the Board of Directors of (A) the Company approving this Amendment and the matters contemplated hereby and thereby and (B) each Subsidiary Guarantor for which the Administrative Agent, in consultation with the Steering Committee, shall have requested certified copies of such resolutions evidencing approval of this Amendment and the matters contemplated hereby and thereby and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and the matters contemplated hereby and thereby.

          SECTION 6. Representations and Warranties. To induce the Lenders parties hereto to enter into this Amendment, each of the Borrowers hereby represents and warrants to the Administrative Agent and all of the Lenders the following:

          (a) The execution, delivery and performance by each Loan Party of the Amendment and the Consent are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's charter or bylaws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award applicable to such Loan Party, or (iii) conflict with or result in the breach of, or constitute a default under, any Contractual Obligation of the Company or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ,

                          Fourth Amendment and Waiver
judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which is reasonably expected to have a Material Adverse Effect.

          (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required to be obtained by the Loan Parties in connection with the execution and delivery, or performance by any Loan Party of any of its obligations under the Amendment or the Consent.

          (c) The Amendment and the Consent have been duly executed and delivered by each Loan Party party thereto, and are the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with their terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights or by equitable principles generally.

          (d) No Loan Party has an existing claim against any Lender Party arising out of, relating to or in connection with the Loan Documents.

          (e) No Loan Party is in breach of, or in default under, the Convertible Notes, Senior 10% Notes or DM Notes or any other Contractual Obligation, binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties, where the consequence of such default is to confer rights upon any person against the Company or any of its Subsidiaries which, if exercised, can be reasonably expected to have a Material Adverse Effect.

          (f) The representations and warranties made by each of the Borrowers in the Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof.

          SECTION 7.  Reference to and Effect on the Loan Documents.

          (a) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified hereby.

          (b) The Credit Agreement and each of the other Loan Documents, except to the extent of the amendments and other modifications specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                          Fourth Amendment and Waiver

          SECTION 8. Affirmation of Loan Documents. Each Borrower hereby consents to the modification of the Credit Agreement effected hereby and hereby acknowledges and agrees that the obligations of such Borrower contained in the Loan Documents as modified hereby are, and shall remain, in full force and effect.

          SECTION 9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 10. Waiver of Jury Trial. Each of the Borrowers, the Administrative Agent and the Lender Parties irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Amendment or the actions of the Administrative Agent or any Lender Party in the negotiation, administration, performance or enforcement thereof.

          SECTION 11. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          SECTION 12. Costs and Expenses. The Company hereby agrees to pay all reasonable costs and expenses associated with the preparation, execution, delivery, administration, and enforcement of this Amendment, including, without limitation, the fees and expenses of the Administrative Agent's counsel (including local counsel in foreign jurisdictions) and financial advisor and the out-of-pocket expenses of the Steering Committee (whether incurred prior to or after the Effective Date). The Company shall also be required to pay all costs associated with any field examinations requested by the Administrative Agent. In addition, the Company agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent, including, without limitation, fee and expenses of counsel and financial advisor, and out-of-pocket expenses of the Steering Committee in connection with any continuing work of the Administrative Agent and the Steering Committee relating to the Company and the Loan Documents.

         [THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY]

                          Fourth Amendment and Waiver

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                         EXIDE TECHNOLOGIES, as a Borrower and
                                            as a Guarantor


                                         By:___________________________________
                                            Name:
                                            Title:

                                         EXIDE HOLDING EUROPE S.A.
                                         COMPAGNIE EUROPEENNE
                                            D'ACCUMULATEURS S.A.
                                         EURO EXIDE CORPORATION LIMITED
                                         SOCIEDAD ESPANOLA DEL ACUMULADOR
                                            TUDOR S.A.
                                         TUDOR A.B.
                                         CMP BATTERIJEN B.V.
                                         CMP BATTERIES LIMITED
                                         DEUTSCHE EXIDE STANDBY GMBH
                                         DEUTSCHE EXIDE GMBH
                                         MERCOLEC TUDOR B.V.,

                                         each as a Borrowing Subsidiary and as a
                                         Guarantor, subject to the limitations,
                                         if any, contained in Section 10.1


                                         By:__________________________________
                                         Name:
                                         Title:

                          Fourth Amendment and Waiver

                                                  CREDIT SUISSE FIRST BOSTON, as
                                                  Administrative Agent


                                               By:______________________________
                                                  Name:
                                                  Title:


                                               By:______________________________
                                                  Name:
                                                  Title:

                           Fourth Amendment and Waiver

                    Lenders

                    AG CAPITAL FUNDING PARTNERS, LP.

                    By: ANGELO GORDON & CO., LP.,
                        AS INVESTMENT ADVISOR
                    ------------------------------------------------
                    [Print Name Of Lender]


                    By: /s/ Illegible
                        --------------------------------------------
                        Name:  Illegible
                        Title: Managing Director


                    AIMCO CDO Series 2000-A
                    ------------------------------------------------
                    [Print Name Of Lender]


                    By: /s/ Chris Goergen
                        --------------------------------------------
                        Name:  CHRIS GOERGEN
                        Title: Authorized Signatory


                    By: /s/ Derry D. Zinkula
                        --------------------------------------------
                        Name:  DERRY D. ZINKULA
                        Title: Authorized Signatory


                    Alliance Investments Limited
                    Monument Capital Limited
                    Alliance Capital Funding
                    ------------------------------------------------
                    [Print Name Of Lender]


                    By: /s/ Illegible
                        --------------------------------------------
                        Name:  Illegible
                        Title: Illegible


                    ALL STATE LIFE INSURANCE COMPANY
                    ------------------------------------------------
                    [Print Name Of Lender]


                    By: /s/ Chris Goergen
                        --------------------------------------------
                        Name:  CHRIS GOERGEN
                        Title: Authorized Signatory


                    By: /s/ Jerry D. Zinkula
                        --------------------------------------------
                        Name:  JERRY D. ZINKULA
                        Title: Authorized Signatory


                    ALPHA BANK AE. LONDON BRANCH


                    By: /s/ Anthony J. Polychroniadis
                        --------------------------------------------
                        Name:  Anthony J. Polychroniadis
                        Title: Deputy General Manager


                    By: /s/ Charles P. Welsh
                        --------------------------------------------
                        Name:  Charles P. Welsh
                        Title: Operations Manager

                    Fourth Amendment and Waiver

                    Lenders

                    AMARA-1 FINANCE LTD.

                    By: INVESCO Senior Secured Management; Inc.
                        As Sub-advisor


                    By: /s/ Joseph Rotondo
                        --------------------------------------------
                        Name:  Joseph Rotondo
                        Title: Authorized Signatory


                    AMMC CDO I, LIMITED

                    By: American Money Management Corp.,
                        as Collateral Manager
                    ------------------------------------------------
                    [Print Name of Lender]



                    By: /s/ David P. Meyer
                        --------------------------------------------
                        Name:  David P. Meyer
                        Title: Vice President


                    AMMC CDO II, LIMITED

                    By: American Money Management Corp.,
                        as Collateral Manager
                    ------------------------------------------------
                    [Print Name of Lender]



                    By: /s/ David P. Meyer
                        --------------------------------------------
                        Name:  David P. Meyer
                        Title: Vice President

                           Fourth Amendment and Waiver

                    Lenders

                    ARCHIMEDES FUNDING, LLC.

                    By: ING Capital Advisors LLC,
                        as Collateral Manager


                    By: /s/ Greg M. Masuda CFA
                        --------------------------------------------
                        Name:  GREG M. MASUDA CFA
                        Title: VICE PRESIDENT


                    ARCHIMEDES FUNDING II, LTD.

                    By: ING Capital Advisors LLC,
                        as Collateral Manager.


                    By: /s/ Greg M. Masuda CFA
                        --------------------------------------------
                        Name:  GREG M. MASUDA CFA
                        Title: VICE PRESIDENT


                    ARCHIMEDES FUNDING III, LTD.

                    By: ING Capital Advisors LLC,
                        as Collateral Manager


                    BY: /s/ Greg M. Masuda CFA
                        --------------------------------------------
                        Name:  GREG M. MASUDA CFA
                        Title: VICE PRESIDENT


                    ARCHIMEDES FUNDING IV (CAYMAN). LTD.

                    By: ING Capital Advisors LLC,
                        as Collateral Manager


                    By: /s/ Greg M. Masuda CFA
                        --------------------------------------------
                        Name:  GREG M. MASUDA CFA
                        Title: VICE PRESIDENT


                    SEQUILS-ING I (HBDGM), LTD.

                    By: ING Capital Advisors LLC,
                        as Collateral Manager


                    By: /s/ Greg M. Masuda CFA
                        --------------------------------------------
                        Name:  GREG M. MASUDA CFA
                        Title: VICE PRESIDENT


                    BALANCED HIGH-YIELD FUND I, LTD.

                    By: ING Capital Advisors LLC,
                        --------------------------------------------
                        as Asset Manager


                    By: /s/ Greg M. Masuda CFA
                        --------------------------------------------
                        Name:  GREG M. MASUDA CFA
                        Title: VICE PRESIDENT

                           Fourth Amendment and Waiver

                    Lenders

                    Athena CDO, Limited (Acct 1277)

                    By: Pacific Investment Management Company LLC,
                        as its Investment Advisor


                    By: /s/ Mohan V. Phansalkar
                        --------------------------------------------
                        Name:  Mohan V. Phansalkar
                        Title: Executive Vice President


                    AVALON CAPITAL LTD.

                    By: INVESCO Senior Secured Management, Inc.
                        As Portfolio Advisor


                    By: /s/ Joseph Rotondo
                        --------------------------------------------
                        Name : Joseph Rotondo
                        Title: Authorized Signatory


                    AVALON CAPITAL LTD. 2

                    By: INVESCO Senior Secured Management, Inc.
                        As Portfolio Advisor


                    By: /s/ Joseph Rotondo
                        --------------------------------------------
                        Name : Joseph Rotondo
                        Title: Authorized Signatory


                    BANCA POPOLARE DI BERGAMO-CV Serl


                    By: /s/ Riccardo Sora       By: /s/ Angelo Locatelli
                        -------------------         -------------------
                        Name : Riccardo Sora        Name:  Angelo Locatelli
                        Title: Deputy General       Title: Senior V. President
                               Manager


                    ------------------------------------------------
                    Banco Espirito Santo, S.A.


                    By: /s/ Guy Harris
                        --------------------------------------------
                        Name : Guy Harris
                        Title: Senior Manager


                    By: /s/ Illegible
                        --------------------------------------------
                        Name : Illegible
                        Title: Assistant Manager


                    Bank of Montreal
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Thomas E. McGraw
                        --------------------------------------------
                        Name : Thomas E. McGraw
                        Title: Director

                           Fourth Amendment and Waiver

                    Lenders

                    Bank One, N.A.


                    By: /s/ Oliver J. Glenn, III
                        --------------------------------------------
                        Name:  Oliver J. Glenn, III
                        Title: First Vice President


                    BANK POLSKA KASA OPIEKI S.A.
                    ------------------------------------------------
                    [Print Name Of Lender]


                    By: /s/ Barry W. Henry
                        --------------------------------------------
                        Name:  BARRY W. HENRY
                        Title: Vice President
                               Senior Lending Officer


                    Illegible
                    ------------------------------------------------
                    [Print Name Of Lender]


                    By: /s/ Jean-Pierre THEIN       By: /s/ John DHUR
                        ------------------------        ---------------------
                        Name:  Jean-Pierre THEIN        Name:  John DHUR
                        Title: Illegible                Title: Illegible


                    BEAR STEARNS WISMONT PRODUCTS
                    ------------------------------------------------
                    [Print Name Of Lender]


                    By: /s/ Keith C. Barnish
                        --------------------------------------------
                        Name : Keith C. Barnish
                        Title: Authorized Signatory


                    BHF Book AG
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Illegible               By: /s/ Hellstern
                        ------------------------        ---------------------
                        Name:  Illegible                Name:  Hellstern
                        Title: Managing Director        Title: Vice President


                    ------------------------------------------------
                    Bingham CDO LLC [f.k.a.JHW Cash Flow Fund]


                    By: /s/ Stephen D. Sautel
                        --------------------------------------------
                        Name:  Stephen D. Sautel
                        Title: Managing Director


                           Fourth Amendment and Waiver

                    Leaders


                    BLACK DIAMOND CLO 1998-1 LTD
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Alan Corkish
                        --------------------------------------------
                        Name:  Alan Corkish
                        Title: Director


                    BLACK DIAMOND CLO 2000-1 LTD
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Alan Corkish
                        --------------------------------------------
                        Name:  Alan Corkish
                        Title: Director


                    BLACK DIAMOND INTERNATIONAL
                           FUNDING LTD
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Alan Corkish
                        --------------------------------------------
                        Name:  Alan Corkish
                        Title: Director


                    BNP PARIBAS
                    ------------------------------------------------
                    [Print Name Of Lender]


                    By: /s/ Bertin Aka-Dinckel
                        --------------------------------------------
                        Name:  Bertin AKA-DINCKEL
                        Title: DAP RISKHANAGER


                    CAPTIVA III FINANCE LTD(Acct.275).
                    as advised by Pacific Investment Management Company LLC


                    By: /s/ David Dyer
                        --------------------------------------------
                        Name:  David Dyer
                        Title: Director


                    CAPTIVA IV FINANCE LTD(Acct.1275).
                    as advised by Pacific Investment Management Company LLC


                    By: /s/ David Dyer
                        --------------------------------------------
                        Name:  David Dyer
                        Title: Director

                           Fourth Amendment and Waiver

                    Lenders

                    CERES II FINANCE LTD.

                    By: INVESCO Senior Secured Management, Inc.
                        As Sub-Managing Agent (Financial)


                    By: /s/ Joseph Rotondo
                        --------------------------------------------
                        Name:  Joseph Rotondo
                        Title: Authorized Signatory


                    Illegible

                    By: American Express Asset Management Group Inc.
                        as Collateral Manager.


                    By: /s/ Steven B. Staver
                        --------------------------------------------
                        Name: Steven B. Staver
                        Title: Managing Director


                    Citibank N.A. as Additional Investment
                    Manager for and on behalf of
                    Five Finance Corporation


                    By: /s/ John P.O Connell Vp
                        --------------------------------------------
                        JOHN P.O CONNELL VP
                        Alternative Investment Strategies
                        Illegible
`                       Ph: (212) 793-9120


                    By: /s/ Illegible
                        --------------------------------------------
                        Illegible
                        Illegible


                    Citicorp U.S.A Inc.
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Harry Vlandii
                        --------------------------------------------
                        Name:  Harry Vlandii
                        Title: Vice President


                    Comercia Bank


                    By: /s/ Robert M. Ramirez
                        --------------------------------------------
                        Name:  Robert M. Ramirez
                        Title: Assistant Vice President

                           Fourth Amendment and Waiver

                    Lenders

                    Illegible
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Illegible
                        --------------------------------------------
                        Name:  Illegible
                        Title: MANAGING MEMBER


                    COSTANTINUS EATON VANCE CDO V. LTD.

                    BY: EATON VANCE MANAGEMENT
                        AS INVESTMENT ADVISOR
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Payson F. Swaffield
                        --------------------------------------------
                        Name:  PAYSON F. SWAFFIELD
                        Title: VICE PRESIDENT


                    CREDIT AGRICOLE INDOSUEZ
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Leo Von Reissic     By: /s/ Illegible
                        -------------------         ----------------------------
                        Name:  LEO VON REISSIC      Name:  Illegible
                        Title: VICE PRESIDENT       Title: Vice President


                    ------------------------------------------------
                    CREDIT INDUSTRIEL ET COMMERCIAL


                    By: /s/ Anthony Rock        By: /s/ Sean Mounier
                        -------------------         ----------------------------
                        Name:  Anthony Rock         Name:  Sean Mounier
                        Title: Vice President       Title: First Vice President


                    Credit Indusriel et Commercial
                    London Branch


                    By: /s/ Clive Carpenter     By: /s/ Tim Hoband
                        -------------------         ----------------------------
                        Name:  Clive Carpenter      Name:  Tim Hoband
                        Title: Manager              Title: Manager


                           Fourth Amendment and Waiver

                    Lenders

                    ------------------------------------------------
                    Credit Suisse First Boston, London branch


                    By: /s/ Illegible               By: /s/ Illegible
                        ----------------------          -----------------------
                        Name:  Illegible                Name:  Illegible
                        Title: Vice President,          Title: AUP
                               Operations.


                    CREDIT SUISSE FIRST BOSTON


                    By: /s/ Didier Siffer
                        --------------------------------------------
                        Name:  Didier Siffer
                        Title: Director


                    CREDIT SUISSE FIRST BOSTON


                    By: /s/ Michael Criscito
                        --------------------------------------------
                        Name:  Michael Criscito
                        Title: Director


                    CSAM FUNDING I
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ David H.Lerner
                        --------------------------------------------
                        Name:  DAVID H.LERNER
                        Title: AUTHORIZED SIGNATORY


                    CypressTree Investment Partners I, Ltd.,

                    By: CypressTree Investment Management Company Inc.,
                        as Portfolio Manager


                    By: /s/ Philip C. Robbins
                        --------------------------------------------
                        Name:  Philip C. Robbins
                        Title: Vice President


                    CypressTree Investment Partners II, Ltd.,

                    By: CypressTree Investment Management Company Inc.,
                        as Portfolio Manager


                    By: /s/ Philip C. Robbins
                        --------------------------------------------
                        Name:  Philip C. Robbins
                        Title: Vice President


                    The Dai-Ichi Kangyo Bank, Limited


                    By: /s/ Christopher Fahey
                        --------------------------------------------
                        Name:  Christopher Fahey
                        Title: Vice President


                           First Amendment and Waiver

                    Lenders

                    Dresdner Bank AG New York
                    And Grand Cayman Branches


                    By: /s/ Richard J. Sweeney
                        --------------------------------------------
                        Name:  RICHARD J. SWEENEY
                        Title: VICE PRESIDENT


                    By: /s/ Thomas R. Boady
                        --------------------------------------------
                        Name:  THOMAS R. BOADY
                        Title: Vice President


                    Illegible
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Payson F. Swaffield
                        --------------------------------------------
                        Name:  PAYSON F. SWAFFIELD
                        Title: VICE PRESIDENT


                    EATON VANCE SENIOR INCOME TRUST

                    By: EATON VANCE MANAGEMENT
                        AS INVESTMENT ADVISOR
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Payson F. Swaffield
                        --------------------------------------------
                        Name:  PAYSON F. SWAFFIELD
                        Title: VICE PRESIDENT


                    EATON VANCE CDO II, LTD.

                    By: EATON VANCE MANAGEMENT
                        AS INVESTMENT ADVISOR
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Payson F. Swaffield
                        --------------------------------------------
                        Name:  PAYSON F. SWAFFIELD
                        Title: VICE PRESIDENT


                    EATON VANCE CDO III, LTD.

                    By: EATON VANCE MANAGEMENT
                        AS INVESTMENT ADVISOR
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Payson F. Swaffield
                        --------------------------------------------
                        Name:  PAYSON F. SWAFFIELD
                        Title: VICE PRESIDENT


                    EATON VANCE CDO IV, LTD.

                    By: EATON VANCE MANAGEMENT
                        AS INVESTMENT ADVISOR
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Payson F. Swaffield
                        --------------------------------------------
                        Name:  PAYSON F. SWAFFIELD
                        Title: VICE PRESIDENT

                           Fourth Amendment and Waiver

                    Lenders

                    FIRST DOMINION FUNDING I
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ David H. Lerner
                        --------------------------------------------
                        Name:  DAVID H. LERNER
                        Title: AUTHORIZED SIGNATORY


                    FIRST DOMINION FUNDING II
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ David H. Lerner
                        --------------------------------------------
                        Name:  DAVID H. LERNER
                        Title: AUTHORIZED SIGNATORY


                    First Union National Bank


                    By: /s/ Jill E. Snyder
                        --------------------------------------------
                        Name:  Jill E. Snyder
                        Title: Director


                    ------------------------------------------------
                    Fleet National Bank


                    By: /s/ Christopher N. Sotir
                        --------------------------------------------
                        Name:  Christopher N. Sotir
                        Title: Vice President


                    FORTE I CDO (CAYMAN) LTD.
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: Illegible


                    By: /s/ Thomas Price
                        --------------------------------------------
                        Name:  THOMAS PRICE
                        Title: PORTFOLIO MANAGER


                    Fortis Bank (Nederland) N.V.


                    By: /s/ C. A. Hazeu
                        --------------------------------------------
                        Name:  C. A. Hazeu
                        Title: proxy with authority B


                    By: /s/ H.C. van Gent
                        --------------------------------------------
                        Name:  H.C. van Gent
                        Title: proxy with authority F


                           Fourth Amendment and Waiver

                    Lenders

                    Franklin CLO II, Limited
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Richard D'Addario
                        --------------------------------------------
                        Name:  Richard D'Addario
                        Title: Vice President


                    Franklin Floating Rate Trust
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Richard D'Addario
                        --------------------------------------------
                        Name:  Richard D'Addario
                        Title: Vice President


                    GE Capital CFE, Inc.
                    ------------------------------------------------
                    [GE Capital CFE Inc.]


                    By: /s/ William Magee
                        --------------------------------------------
                        Name:  WILLIAM E. MAGEE
                        Title: DULY AUTHORIZED SIGNATORY


                    General Mortors Employees Global Group
                    Pension Trust
                                     and
                    Department of Fire & Police Pensions -
                    City of Los Angeles
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Talton K. Embry
                        --------------------------------------------
                        Name:  Talton K. Embry
                        Title: Chairman
                               Magton Asset Management Corp.
                               As Attorney-in-Fact for
                               General Motors Employees Global Group
                               PensionTr and Department of Fire and
                               Police Pensions - City of Los Angeles


                    GRAYSON & CO

                    BY: BOSTON MANAGEMENT AND RESEARCH
                        AS INVESTMENT ADVISOR
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Payson F. Swaffield
                        --------------------------------------------
                        Name: PAYSON F. SWAFFIELD
                        Tide: VICE PRESIDENT


                    THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Hugh McMillan
                        --------------------------------------------
                        Name:  HUGH MCMILLAN
                        Tide:  MANAGING DIRECTOR
                               CORPORATE BANKING

                           Fourth Amendment and Waiver

                    Lenders

                    Grayston CLO 2001-1 Ltd.

                    By: Bear Stearns Asset Management Inc. as its
                    Collateral Manager


                    By: /s/ Niall Rosenzweig
                        --------------------------------------------
                        Name:  Niall Rosenzweig
                        Title: Associate Director



                    INDOSUEZ CAPITAL FUNDING III, LIMITED

                    By: Indosuez Capital as Portfolio Advisor


                    By: /s/ Paul O. Travers
                        --------------------------------------------
                        Name:  Paul O. Travers
                        Title: Managing Director


                    INDOSUEZ CAPITAL FUNDING IIA, LIMITED

                    By: Indosuez Capital as Portfolio Advisor


                    By: /s/ Paul O. Travers
                        --------------------------------------------
                        Name:  Paul O. Travers
                        Title: Managing Director


                    Indosuez Capital Funding IV, L.P.,

                    By: RBC Leveraged Capital as Portfolio Advisor


                    By: /s/ Lee M. Shaiman
                        --------------------------------------------
                        Name:  Lee M. Shaiman
                        Title: Managing Director


                    ING PRIME RATE TRUST

                    By: INC Investments, LLC
                        as its investment manager


                    By: /s/ Mark F. Haak CFA
                        --------------------------------------------
                        Name:  Mark F. Haak, CFA
                        Title: Vice President


                    Investkredit Bank AG
                    A-1013 Wien, Renngasse 10

                    Investkredit Bank AG
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Schania             By: /s/ Illegible
                        ------------------          ---------------------
                        Name:  SCHANIA              Name:  Illegible
                        Title: Illegible            Title: EXEC. DIRECTOR

                          Fourth Amendment and Waiver

                    Lenders

                    KZH CNC LLC


                    By: /s/ Anthony Iarrobino
                        --------------------------------------------
                        Name:  ANTHONY IARROBINO
                        Title: AUTHORIZED AGENT


                    KZH CYPRESSTREE-1 LLC


                    By: /s/ Anthony Iarrobino
                        --------------------------------------------
                        Name:  ANTHONY IARROBINO
                        Title: AUTHORIZED AGENT


                    KZH ING-2 LLC


                    By: /s/ Anthony Iarrobino
                        --------------------------------------------
                        Name:  ANTHONY IARROBINO
                        Title: AUTHORIZED AGENT


                    KZH PONDVIEW LLC


                    By: /s/ Anthony Iarrobino
                        --------------------------------------------
                        Name:  ANTHONY IARROBINO
                        Title: AUTHORIZED AGENT


                    KZH STERLING LLC


                    By: /s/ Anthony Iarrobino
                        --------------------------------------------
                        Name:  ANTHONY IARROBINO
                        Title: AUTHORIZED AGENT


                    KZH WATERSIDE LLC


                    By: /s/ Anthony Iarrobino
                        --------------------------------------------
                        Name:  ANTHONY IARROBINO
                        Title: AUTHORIZED AGENT

                           Fourth Amendment and Waiver

                    Lenders

                    LEHMAN BROTHERS BANKHAUS AG.
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Jason Sumner
                        --------------------------------------------
                        Name: JASON SUMNER
                        Title:


                    By: /s/ T. Colmell
                        --------------------------------------------
                        Name: T. Colmell


                    Lehman Syndicated Loans Inc.
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Michele Swanson
                        --------------------------------------------
                        Name:  Michele Swanson
                        Title: Authorized Signatory


                    Monument Capital Ltd. as Assignee

                    By: Alliance Capital Management L.P. as Investment
                        Manager

                    By: Alliance Capital Management Corporation, as
                        General Partner


                    By: /s/ Sverker Johansson
                        --------------------------------------------
                        Name:  Sverker Johansson
                        Title: Vice President


                    Alliance Investments Limited

                    By: Alliance Capital Management L.P. as Asset
                        Manager

                    By: Alliance Capital Management Corporation, as
                        General Partner


                    By: /s/ Sverker Johansson
                        --------------------------------------------
                        Name:  Sverker Johansson
                        Title: Vice President


                    Alliance Capital Funding, L.L.C., as Assignee

                    By: Alliance Capital Management L.P. as Manager

                    By: Alliance Capital Management Corporation, as
                        General Partner of Alliance Capital Management L.P.


                    By: /s/ Sverker Johansson
                        --------------------------------------------
                        Name : Sverker Johansson
                        Title: Vice President

                           Fourth Amendment and Waiver

                    Lenders


                    MORGAN STANLEY EMERGING MARKETS INC.


                    By: /s/ Edgar Sabounghi
                        --------------------------------------------
                        Name:  Edgar Sabounghi
                        Title: Vice President


                    Illegible
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Illegible
                        --------------------------------------------
                        Name:
                        Title:

                           Fourth Amendment and Waiver

                    Lenders

                    Muzinich Cash Flow CBO II, Ltd
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Illegible
                        --------------------------------------------
                        Name:  Illegible
                        Title: Authorized Signatory


                    Natexis Bangues Popalaires


                    By: /s/ Illegible
                        --------------------------------------------
                        Name:  MICHAEL FERRIS
                        Title: VICE PRESIDENT
                               LEVERAGED FINANCE


                    By: /s/ Illegible
                        --------------------------------------------
                        Name:  MICHAEL J. STORMS
                        Title: ASSOCIATE


                    OASIS COLLATERALIZED HIGH INCOME PORTFOLIO-1 LTD.

                    By: INVESCO Senior Secured Management, Inc.
                        As Subadvisor


                    By: /s/ Joseph Rotondo
                        --------------------------------------------
                        Name:  Joseph Rotondo
                        Title: Authorized Signatory


                    OCTAGON INVESTMENT PARTNERS II, LLC

                    By: Octagon Credit Investors, LLC
                        as sub-investment manager
                    ------------------------------------------------


                    By: /s/ Andrew D. Gordon
                        --------------------------------------------
                        Name:  Andrew D. Gordon
                        Title: Portfolio Manager


                    OCTAGON INVESTMENT PARTNERS III, LTD.

                    By: Octagon Credit Investors, LLC
                        as Portfolio Manager
                    ------------------------------------------------


                    By: /s/ Andrew D. Gordon
                        --------------------------------------------
                        Name:  Andrew D. Gordon
                        Title: Portfolio Manager

                           Fourth Amendment and Waiver

                    Lenders

                    OCTAGON INVESTMENT PARTNERS IV, LTD.

                    By : Octagon Credit Investors, LLC
                         as collateral manager
                    -----------------------------------------------


                    By: /s/ Andrew D. Gordon
                        -------------------------------------------
                        Name:  Andrew D. Gordon
                        Title: Portfolio Manager


                    ORIX Finance Corp. I
                    -----------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Sheppard H.C. Davis, Jr.
                        -------------------------------------------
                        Name:  Sheppard H.C. Davis, Jr.
                        Title: Authorized Representative


                    OXFORD STRATEGIC INCOME FUND

                    By: EATON VANCE MANAGEMENT
                        AS INVESTMENT ADVISOR
                    -----------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Payson F.Swaffield
                        -------------------------------------------
                        Name:  PAYSON F.SWAFFIELD
                        Title: VICE PRESIDENT


                    PARIBAS CAPITAL FUNDING LLC
                    -----------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Illegible
                        -------------------------------------------
                        Name:  Illegible
                        Title: Director


                    Post Balanced Fund, LP


                    By: /s/ Lawrence A. Post
                        -------------------------------------------
                        Name:  Lawrence A. Post
                        Title: Managing Member of the General Partner


                    Putnam Diversified Income Trust
                    -----------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Illegible
                        -------------------------------------------
                        Name:  Illegible
                        Title: VP

                           Fourth Amendment and Waiver

                    Lenders

                    Putnam High Yield Trust
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ John Verani
                        --------------------------------------------
                        Name:  John Verani
                        Title: VP


                    Putnam Funds Trust-Putnam High Yield Trust II
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ John Verani
                        --------------------------------------------
                        Name:  John Verani
                        Title: VP


                    ROYALTON COMPANY (Acct 280)

                    By: Pacific Investment Management Company LLC,
                        as its Investment Advisor


                    By: /s/ Mohan V. Phansalkar
                        ----------------------------------------
                        Name:  Mohan V. Phansalkar
                        Title: Executive Vice President


                    Salomon Brothers Holding Company, Inc.
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Illegible
                        --------------------------------------------
                        Name:  Illegible
                        Title: V.P.


                    Seaboard CLO 2000, Ltd.

    Name of Lander: By: ORIX Capital Markets, LLC, collateral manager
                    -------------------------------------------------


                    By: /s/ Sheppard H.C. Davis, Jr.
                        --------------------------------------------
                        Name:  Sheppard H.C. Davis, Jr.
                        Title: Managing Director


                    Illegible
                    American Express Asset Management Group Inc.
                    as Collateral Manager
                    ------------------------------------------------


                    By: /s/ Steven B. Staver
                        --------------------------------------------
                        Name: Steven B. Staver
                        Title: Managing Director

                          Fourth Amendment and Waiver

                    Lenders

                    SENIOR DEBT PORTFOLIO

                    By: Boston Management and Research
                        as Investment Advisor
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Payson F. Swaffield
                        --------------------------------------------
                        Name:  PAYSON F. SWAFFIELD
                        Title: VICE PRESIDENT


                    By: /s/ David Giles
                    ------------------------------------------------
                    Scotiabank Europe PLC


                    By: /s/ David Giles
                        --------------------------------------------
                        Name:  David Giles
                        Title: Director


                    Silver Oak Capital, LLC
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Illegible
                        --------------------------------------------
                        Name:  Illegible
                        Title: Managing Director


                    STRONG HIGH YIELD BOND FUND
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Gilbert L. Southwell, III
                        --------------------------------------------
                        Name:  Gilbert L. Southwell, III
                        Title: Assistant Secretary


                    Societc Generale


                    By: /s/ R. Wayne Hutton
                        --------------------------------------------
                        Name:  R. Wayne Hutton
                        Title: Director


                    S P OFF SHORE LIMITED
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Illegible
                        --------------------------------------------
                        Name:  Illegible
                        Title: ITS ATTORNEY-IN-FACT

                           Fourth Amendment and Waiver

                    Textron Financial Corporation


                    By: /s/ Matthew J. Colgan
                       ---------------------------------------------
                        Name:  Matthew J. Colgan
                        Title: Director


                    TORONTO DONINION (TEXAS) INC.
                    ------------------------------------------------
                    [Print Name of Lender]


                    By: /s/ Ann S. Slanls
                       ---------------------------------------------
                        Name:  Ann S. Slanls
                        Title: Vice President


                    UBS AG, Stamford Branch


                    By: /s/ Jennifer L. Poccia
                       ---------------------------------------------
                        Name:  Jennifer L. Poccia
                        Title: Associate Director

                    BANKING PRODUCTS SERVICES, US


                    By: /s/ Illegible
                       ---------------------------------------------
                        Name:  Illegible
                        Title: Illegible
                        Illegible


                    WINGED FOOT FUNDING TRUST


                    By: /s/ Ann E. Morris
                       ---------------------------------------------
                        Name:  ANN E. MORRIS
                        Title: AUTHORIZED AGENT

                                     CONSENT

                                                      Dated as of March 29, 2002

          Each of the undersigned, as a Loan Party under the Amended and Restated Credit Agreement and Guarantee dated September 29, 2000 (the "Credit Agreement"; capitalized terms defined in the Credit Agreement or the foregoing Amendment and not otherwise defined in this Consent are used herein as therein defined) hereby consents to the modification of the Credit Agreement effected by the foregoing Amendment and hereby acknowledges and agrees that the obligations of such Loan Party contained in the Loan Documents as modified by the foregoing Amendment are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects.

                                     EXIDE TECHNOLOGIES, as a Guarantor


                                     By:________________________________________
                                        Name:
                                        Title:

                                     EXIDE HOLDING EUROPE S.A.
                                     COMPAGNIE EUROPEENNE
                                        D'ACCUMULATEURS S.A.
                                     EURO EXIDE CORPORATION LIMITED
                                     SOCIEDAD ESPANOLA DEL ACUMULADOR
                                        TUDOR S.A.
                                     TUDOR A.B.
                                     CMP BATTERIJEN B.V.
                                     CMP BATTERIES LIMITED
                                     DEUTSCHE EXIDE STANDBY GMBH
                                     DEUTSCHE EXIDE GMBH
                                     MERCOLEC TUDOR B.V.,

                                     each as a Guarantor, subject to the
                                     limitations, if any, contained in Section
                                     10.1

                                     By:________________________________________
                                        Name:
                                        Title:

                           Fourth Amendment and Waiver

                                         EXIDE ITALIA S.R.L.
                                         INDUSTRIA COMPOSIZIONI STAMPATE, SPA
                                         FULMEN IBERICA S.L.
                                         CMP BATTERIJEN N.V.
                                         EXIDE AUTOMOTIVE BATTERIE GMBH
                                         HAGEN BATTERIE AG
                                         HAGEN BATTERIJEN B.V.
                                         ELECTRO MERCANTIL INDUSTRIAL S.L.
                                         EXIDE (DAGENHAM) LIMITED
                                         EXIDE FRANCE S.A.S.
                                         FULMEN UK LIMITED
                                         EXIDE AUTOMOTIVE S.A.
                                         SOCIEDADE PORTUGUESA DO
                                         ACUMULADOR TUDOR S.A.
                                         EXIDE DANMARK A/S
                                         EXIDE BATTERIER AB
                                         CENTRA S.A.
                                         FRIEMANN & WOLF BATTERIETECHNIK
                                         GMBH
                                         EXIDE SONNAK A/S
                                         EXIDE AUTOMOTIVE B.V.
                                         EXIDE BATTERIES LIMITED
                                         B.I.G. BATTERIES LIMITED
                                         EXIDE LENDING LIMITED
                                         EXIDE HOLDINGS LIMITED
                                         EXIDE TECHNOLOGIES HOLDING BV
                                         EXIDE CANADA INC.
                                         1036058 ONTARIO INC.

                                         each as a Guarantor, subject to the
                                            limitations, if any, contained in
                                            Section 10.1

                                         By:____________________________________
                                            Name:
                                            Title:

                           Fourth Amendment and Waiver

                                          EXIDE DELAWARE, LLC
                                          GNB BATTERY TECHNOLOGIES JAPAN, INC.
                                          ROYAL BATTERY DISTRIBUTORS, LLC

                                          Each as a Guarantor, subject to the
                                          limitations, if any, contained in
                                          Section 10.1


                                          By:___________________________________
                                             Name:
                                             Title:


                                          By:___________________________________
                                             Name:
                                             Title:

                           Fourth Amendment and Waiver